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                                                                   EXHIBIT 10.45


                      [UNION BANK OF CALIFORNIA LETTERHEAD]

                                             COMMERCIAL PORTFOLIO ADMINISTRATION
                                                 Union Bank of California
                                                 500 S. Main Street
                                                 Suite 200
                                                 Orange, CA  92686



October 9, 1998

Mr. John Hohener, CFO
Smartflex Systems, Inc.
14312 Franklin Avenue
P.O. Box 2085
Tustin, CA  92781-2085

               NOTICE OF WAIVER
               Re:  Loan Agreement
               Dated:  September 26, 1997

Dear John:

        You have requested the following waiver in reference to the Loan Agreement ("Agreement") in the principal sum of Twenty Seven Million Two Hundred Thousand Dollars ($27,200,000) between Union Bank of California, N.A. ("Bank") and Smartflex Systems, Inc. ("Borrower") referred to above.

        Bank hereby waives Borrower's breach of SECTION 5.5 INVESTMENTS of the Agreement occurring prior to October 31, 1998. Any further breach of this section is not waived.

        Except as waived hereby, the Agreement, as the same may have previously been waived, shall remain unaltered and in full force and effect. This letter shall not be a waiver of any existing default or breach of a covenant unless specified herein.

        If you agree with the foregoing, please sign the enclosed acknowledgement copy and return it on or before October 31, 1998.

UNION BANK OF CALIFORNIA, N.A.


By      //s// Robert Thomas              By      //s//  Jim Heim
        ---------------------------              ---------------------------
Title:  Vice President                   Title:  Vice President
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SMARTFLEX SYSTEMS, INC. hereby agree to and
acknowledge this waiver this 28 day of Oct.,
1998


By      //s//  John Hohener              By
        ---------------------------              ---------------------------
Title:  VP/CFO                           Title
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